UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2005
PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
951 Douglas Road
Batavia, IL 60510
(Address of principal executive offices, including zip code)
(630)406-8440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS
Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On November 17, 2005 Portola Packaging, Inc. issued its earnings release for its fourth quarter of fiscal 2005 and the full 2005 fiscal year ending August 31, 2005. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.
Item 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
     The registrant amended its Code of Ethics by adding “the Company prohibits retaliation for reports by employees, made in good faith, of misconduct or violations of this Code by others.”
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (C) Exhibits
     99.1 Press Release Dated November 17, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.

Dated: November 21, 2005	By: Kim Wehrenberg

/s/ KIM WEHRENBERG

Kim Wehrenberg
General Counsel and Secretary